UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2010

CHINA INTELLIGENCE INFORMATION SYSTEMS INC. .
(Exact name of registrant as specified in its charter)

Nevada	333-131017	98-0509797
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

11th Floor Tower B1, Yike Industrial Base, Shunhua Rd, High-tech Industrial Development Zone, Jinan, China 250101
(Address of principal executive offices)

86-531-87027114 (Registrant’s telephone number, including area code)

CHINA VOIP & DIGITAL TELECOM INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the majority vote of the shareholders of China VoIP and Digital Telecom Inc., a Nevada corporation (the “Company”), the Company amended its Articles of Incorporation filed with the State of Nevada. The shareholders approved a change in the name of the Company to China Intelligence Information Systems Inc. and an increase in the total number of authorized share of common stock  that may be issued by the Company to two hundred and fifty million  (250,000,000)  shares of stock with a par value of one tenth of one cent  ($0.001) . No preferred stock was authorized. ..

A Certificate of Amendment was filed with the Secretary of State of Nevada on July 26, 2010 with respect to the change of the Company’s name.   The amendment to the Company’s Articles of Incorporation is as follows:

“ARTICLE ONE:  The name of the corporation shall be China Intelligence Information Systems Inc.

A Certificate of Amendment was filed with the Secretary of State of Nevada on November 10, 2010 with respect to the increase in the number of authorized shares of common stock.   The amendment to the Company’s Articles of Incorporation is as follows:

ARTICLE FOUR: The total number of common stock  authorized  that may be issued by the Corporation  is two hundred and fifty million  (250,000,000)  shares of stock with a par value of one tenth of one cent  ($0.001)  per share and no other  class of stock shall be authorized.  The corporation may from time to time  issue said shares for such consideration as the Board of Directors may fix.”

Copies of the Certificates of Amendment are filed as exhibits 3(i)(1) and 3(i)(2.)

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3(i)(1)	Certificate of Amendment to the Articles of Incorporation dated July 26, 2010
3(i)(2)	Certificate of Amendment to the Articles of Incorporation dated November 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INTELLIGENCE INFORMATION SYSTEMS INC

Date: November 11, 2010	By /s/ Li Kunwu
Li Kunwu President and Chief Executive Officer

EXHIBIT 3(i)(1)

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20100570690-40
	Filing Date and Time 07/26/2010 7:41 AM
	Entity Number C28229-2004

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation

CHINA VOIP & DIGITAL TELECOM, INC

2. The articles have been amended as follows (provide article numbers, if available)

1-THE NAME OF THE ENTITY HAS BEEN CHANGED TO CHINA INTELLIGENCE INFORMATION SYSTEMS INC

The new name is China Intelligence Information Systems Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 67.84%

4. Effective date of filing (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature. (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State [illegible]

EXHIBIT 3(i)(2)

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20100847465-87
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/10/2010 12:40 PM
	Entity Number C28229-2004

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

CHINA INTELLIGENCE INFORMATION SYSTEMS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 36,643,242 (67.84% outstanding)

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09